SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OF 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                 July 16, 2003
                                 Date of report
                        (Date of earliest event reported)


                            ZEVEX INTERNATIONAL, INC.
                            -------------------------
             (Exact Name of Registrant as Specified in Its Charter)


          Delaware                     001-12965                87-0462807
    -----------------------          ---------------          ---------------
   (State of Incorporation)            (Commission           (I.R.S.Employer
                                       File Number)          Identification No.)


                              4314 Zevex Park Lane,
                           Salt Lake City, Utah 84123
                    (Address of Principal Executive Offices)


         Issuer's Telephone Number, Including Area Code: (801) 264-1001
                                 --------------


                                      None
          (Former Name of Former Address, if Changed Since Last Report)

Item 7. Financial Statements and Exhibits

(c)      Exhibits

No.      Description

99.1 Presentation materials to be used at the Annual Shareholder Meeting to be held July 17, 2003.

Item 9. Regulation FD Disclosure

The Chief Executive Officer of the Company will give a presentation to the shareholders of the Company at the Company's Annual Meeting to be held on July 17, 2003. A copy of the presentation materials to be used at the meeting, and which may be used from time to time thereafter, is included as Exhibit 99.1 hereto.


                  Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         DATED, this 16th day of July, 2003.




                                       By: /s/ David J McNally
                                          --------------------------------------
                                          David J McNally
                                          Chief Executive Officer


EXHIBIT INDEX

      EXHIBIT
      NUMBER      DESCRIPTION
      -------     -----------
      99.1        Presentation materials to be used at the Annual Shareholder
                  Meeting to be held July 17, 2003.

Exhibit 99.1

Slide 1
Text:
Annual Meeting of Shareholders, July 17, 2003
Technology Transforming Life TM

Photograph of:
         Father holding baby

Slide 2
Text:
Forward Looking Information
The attached presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1993, as amended, and are subject to the Safe Harbor provisions created by such statutes. Such statements include statements about ZEVEX' plans, intentions and strategies, including ZEVEX' expectations about development of new products. Such statements are not guarantees of the future performance of ZEVEX. They are based on ZEVEX' current expectations, forecasts and assumptions resulting from information currently available to ZEVEX. These forward-looking statements involve risks and uncertainties that could cause actual outcomes and results to differ materially from the results and expectations described. With regard to the development of new products, ZEVEX may experience unexpected technical difficulties with designing or manufacturing new products or in producing such products that ultimately prove to be competitive in the marketplace. In addition to the foregoing, the economic, competitive, governmental, technological and other factors identified in the Company's filings with the Securities and Exchange Commission, including the Form 10-K for the year ended December 31, 2002, may cause actual results or events to differ materially from those described in the forward looking statements in the attached presentation. ZEVEX disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Slide 3
Text:
Divisions
         Therapeutics
         Applied Technology
         Physical Evaluation

Slide 4
Text:
U.S. Market Sizes
         - Enteral Nutrition Delivery:  $400 million
(sources: Frost & Sullivan, Theta Corp., annual revenue)
         - Medical Contract Manufact.: >$1 billion
(source:  ZEVEX estimate of annual revenue)
         - Physical Evaluation:  $500 million
(source:  ZEVEX estimate of total market opportunity)

Slide 5
Text:
Revenue Mix 2002

Graph showing revenue by division:
         Applied Technology - 38%
         Physical Evaluation - 14%
         Therapeutics - $48%

Slide 6
Text:
Portable EnteraLite Feeding Pump

Photographs of:
         EnteraLite Feeding Pump
         Photograph of EnteraLite Feeding Pump in backpack

Slide 7
Text:
Disposables

Photograph of:
         EnteraLite(R), EnteralEZ(R) & LifeGuard(TM) pump sets

Slide 8
Text:
Therapeutics Sales Organization
         - National sales manager
         - 8 employee territory managers
         - 3 independent manufacturer's representative groups
         - Marketing manager
         - National accounts manager
         - Inside sales manager & 2 inside sales representatives
         - 4 customer support/compliance specialists
         - 32 independent clinical coordinators for enteral support (Registered Dieticians)
         - U.S. and international distributors

Slide 9
Text:
Therapeutics Growth Drivers
         - Domestic EnteraLite sales grew at record 27% pace during 2002
         - Contract awards from Premier and Innovatix (group purchasing organizations, over 4,000 members)
         - New international distribution
           agreements expected to produce $2 million in 2003 sales
         - Inside sales team created to grow stationary pump and disposables business
         - Launch of LifeGuard(TM) disposable sets under way

Slide 10
Text:
Physical Evaluation
JTECH Medical, a ZEVEX company
         - Muscle strength
         - Range of motion

Photographs of:
         JTech products
         JTech products in use by patient and health care provider

Slide 11
Text:
Physical Evaluation Sales Organization
         - VP of sales and marketing
         - 6 territory managers
         - 20 U.S. dealers & manufacturer's representatives
         - Marketing manager
         - 6 telemarketing & customer support specialists
         - Seminar coordinator
         - 7 international dealers
         - U.S. catalog distributors

Slide 12
Text:
Physical Evaluation Growth Drivers
         - Direct sales force expanded from 3 to 6 employees
         - Launched an independent dealer network during fourth quarter of 2002
         - Inside sales team and international marketing efforts proving effective for generating sales

Slide 13
Text:
Applied Technology

Photographs of:
         Ultrasonic Sensors
         Organ Perfusion System
         Optoelectronic Components
         Ultrasonic Handpieces for Soft Tissue Aspiration
         Surgical Systems

Slide 14
Text:
Applied  Technology Sales Organization
        - Sales manager
        - Marketing manager
        - OEM programs manager
        - Customer service manager

Slide 15
Text:
Applied Technology Growth Drivers
         - Optoelectronic engineering team has successfully transferred designs to production for two "blue-chip" OEM customers
         - Two new ultrasonic sensor programs entering production mid-year
         - Engineering team is nearing completion of a mobile organ perfusion system and is completing development of two other systems products for new customers
         - Battelle relationship for business development

Slide 16
Text:
Battelle Charitable trust founded by Gordan Battelle in 1923
        - Battelle annual revenues $2 billion
        - Managers four DOE facilities: (picture of facility)
                  NREL (National Renewable Energy Laboratory)
                  Pacific Northwest National Laboratory
                  Brookhaven National Laboratory
                  ornl (Oak Ridge National Laboratory)
        - Battelle Health Care Products
         - 170 Biomedical, engineering & product development experts
         - Experience with Class I, II, and III medical devices

Photographs of:
         Battelle facility
         Founder Gordon Battelle

Slide 17
Text:
Headquarters

Photograph of:
         ZEVEX headquarters (exterior)

Slide 18
Text:
Management Team and Employees
         - Dave McNally:  CEO, Chairman and co-founder
MBA, BSME, 20 yrs. Industry experience
         - Phill McStotts:  CFO and co-founder
CPA, MBA, BS Accounting, 23 yrs. Financial experience
         - Tim Govin:  V.P. of Manufacturing
BSEE, 25 yrs. Manufacturing experience
         - Fred Quandee:  V.P. of Engineering
BSME (completing MBA, MS Biomed. Eng.), 22 yrs. R&D exp.
         - 155 employees

Slide 19
Text:
Manufacturing
         - ISO9001
         - FDA-Registered
         - EN46001

Photographs of:
         Zevex manufacturing operation (interior)
         Employee at computer

Slide 20
Text:
Operational Focus
         - Lean manufacturing for greater efficiency and improved margins - Cross-utilization of manufacturing resources for all product lines - Quality and productivity metrics for continuous improvement

Slide 21
Text:
Research & Development
        - Experienced technical teams
        - State-of-the-art CAD tools
        - Battelle R&D relationship
        - Technical Advisory Board

Photograph of:
         Product schematic

Slide 22
Text:
R&D Initiatives
         - New product launches planned for Therapeutics and Physical Evaluation divisions
         - Development of proprietary components for OEM product line
         - 30 U.S. and international patents issued
         - 22 patents pending

Slide 23
Text:
Total Revenue
9% first quarter growth in 2003

Graph showing total revenue:


                      1Q '02           2Q '02            3Q '02            4Q '02         1Q '03
                   ----------         --------          --------          --------      ----------
Applied Tech.     $2,577,940        $1,997,000       $2,471,000        $2,675,000       $2,538,000
Therapeutics       2,635,534         2,926,000        3,191,000         3,382,000        3,349,000
Physical Eval.       882,178           881,000          863,000         1,024,000          761,000


Slide 24
Text:
Total Debt

Graph showing total debt:

         Year-end 2000     Year-end 2001    Year-end 2002     Mar. 31, 2003
         -------------     -------------    -------------     -------------
         $17,600,000        $12,600,000      $7,600,175         $7,091,384

Slide 25
Text:
Inventories

Graph showing inventory levels:

         Year-end 2000     Year-end 2001    Year-end 2002     Mar. 31, 2003
         -------------     -------------    -------------     -------------
         $9,700,000          $7,300,000       $6,348,856         $6,218,880

Slide 26
Text:
Accounts Receivable

Graph showing accounts receivables:

         Year-end 2000     Year-end 2001    Year-end 2002     Mar. 31, 2003
         -------------     -------------    -------------     -------------
         $7,500,000          $5,700,000       $4,522,785        $4,738,524

Slide 27
Text:
Days Sales in A/R

Graph showing days sales in accounts receivables:

         Year-end 2000     Year-end 2001    Year-end 2002     Mar. 31, 2003
         -------------     -------------    -------------     -------------
         91.5              74.3             64.7              58.5

Slide 28
Text:
Cash Flow From Operations

Graph showing cash flow from operations:

         Year 2000          Year 2001             Year 2002             Q1 2003
         ---------          ---------             ---------             -------
         ($3,000,000)      $4,600,000             $4,031,917            $266,424

Slide 29
Text:
Balance Sheet Highlights 3/31/03 (millions)
         Cash, marketable sec.      $-
         Working capital            $6.4
         Total assets               $28.5
         Long term debt             $1.5
         Stockholders' equity       $21.4

Slide 30
Text:
Progress Achieved 2001 to 2002
        - Total debt reduced by $5 million (40%)
        - Inventory reduced by $1 million (13%)
        - Accounts receivable reduced by $1 million (21%)
        - Days sales in A/R reduced from 75 to 65 (13%)
        - Cash flows from ops exceed $4 million, both years
        - Gross profit increased by 2%, to 39% in 2002
        - S, G & A expenses reduced by 8%
        - Net income of $214,303 in 2002 vs. loss in 2001

Slide 31
Text:
Changes for 2003
        - Changes in management team include experienced V.P. of Ops. and VP of R&D
        - Changes to board; 5 outside & 2 inside directors
        - Sales growth demonstrated in first quarter
        - Lean manufacturing initiative
        - New products from R&D
        - New customers
        - New contracts

Slide 32
Text:
Growth Strategy
         - Grow contract manufacturing and proprietary product revenues
         - Leverage Applied Technology for OEM and proprietary product development
         - Invest in sales resources and distribution partners for proprietary products - Focus on quality partners to expand contract manufacturing business

Slide 33
Second quarter 2003 earnings announcement planned for June 30th Technology Transforming Life TM

Photograph of:
         Father holding baby